UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2007

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-1375	95-0725980
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

20333 South Normandie Avenue, Torrance, California	90502
(Address of Principal Executive Offices)	(Zip Code)

(310) 787-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On April 30, 2007, the Company issued a press release announcing the acquisition of Coffee Bean Intl, Inc. the text of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

On April 30, 2007, the Company held employee meetings and issued a letter describing the acquisition of Coffee Bean Intl, Inc. the text of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1a	Letter to Employees Dated April 30, 2007 describing the acquisition of Coffee Bean International, Inc. by Farmer Bros. Co.
99.1b	Press Release Dated April 30, 2007 announcing the acquisition of Coffee Bean International, Inc. by Farmer Bros Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 30, 2007

FARMER BROS. CO.

By:   /s/ JOHN E. SIMMONS

Name: John E. Simmons

Title: Treasurer, Chief Financial Officer